--------------------------------------------------------------------------------
                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                          [Logo](R)
                          NEW ENGLAND FUNDS(R)
                          Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                                     New England
                                                              Equity Income Fund

                                                               [graphic omitted]

--------------
JUNE 30, 1998
--------------

                                                                     August 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------
New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

                         NEW ENGLAND EQUITY INCOME FUND

                                       INVESTMENT RESULTS THROUGH JUNE 30, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Equity Income Fund's inception 11/28/95, compared to the S&P 500 Index. The data points from the graph are as follows:

                  NOVEMBER 1995 (INCEPTION) THROUGH JUNE 1998

                     Net        With Maximum
                    Asset           Sales         S&P
                   Value(1)        Charge(2)     500(4)


11/28/1995          $10,000       $ 9,425       $10,000
   12/1995          $10,321       $ 9,728       $10,215
   03/1996          $10,875       $10,250       $10,763
   06/1996          $11,357       $10,704       $11,245
   09/1996          $11,702       $11,029       $11,590
   12/1996          $13,069       $12,318       $12,555
   03/1997          $13,095       $12,342       $12,894
   06/1997          $14,631       $13,790       $15,141
   09/1997          $15,711       $14,808       $16,273
   12/1997          $16,028       $15,107       $16,738
   03/1998          $17,849       $16,823       $19,068
   06/1998          $17,003       $16,026       $19,696

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance will vary based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

----------------------------------------------------------------------------------------------
                                 NEW ENGLAND EQUITY INCOME FUND
----------------------------------------------------------------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   CLASS A (Inception 11/28/95)          6 MONTHS       1 YEAR     SINCE INCEPTION
   Net Asset Value(1)                      6.09%         16.22%        22.74%
   With Max. Sales Charge(2)               0.00           9.57         19.98
----------------------------------------------------------------------------------------------
   CLASS B (Inception 9/15/97)                          6 MONTHS   SINCE INCEPTION
   Net Asset Value(1)                                     5.74%         9.67%
   With CDSC(3)                                           0.74          4.67
----------------------------------------------------------------------------------------------
   CLASS C (Inception 9/15/97)                          6 MONTHS   SINCE INCEPTION
   Net Asset Value(1)                                     5.74%         9.67%
   With CDSC(3)                                           4.74          8.67
----------------------------------------------------------------------------------------------
                                                                        SINCE         SINCE
                                                                       CLASS A      CLASS B&C*
   COMPARATIVE PERFORMANCE               6 MONTHS        1 YEAR       INCEPTION     INCEPTION
   S&P 500 Index(4)                       17.67%         30.09%        29.91%         25.19%
   Lipper Equity Income Average(5)         9.13          20.94         22.33          11.74
----------------------------------------------------------------------------------------------

*Lipper Average calculated from 9/30/97

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

NOTES TO CHARTS
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares. CDSC for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4) Standard & Poor's 500 Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 is not available for direct investment and its performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Lipper Equity Income Average is an average of the total return performance (based on NAV) of funds with similar objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                         NEW ENGLAND EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

-------------------------------


[Photo of Mauricio F. Cevallos]


-------------------------------

-------------------------------


    [Photo of Tom Kolefas]


-------------------------------

-------------------------------


   [Photo of Peter Ramsden]


-------------------------------
Mauricio F. Cevallos,
Tom Kolefas,
Peter Ramsden
Loomis, Sayles & Company, L.P.

Q. Please tell us about New England Equity Income Fund's performance during the first half of 1998.

For the six months ending June 30, 1998, New England Equity Income Fund's (Class A shares) total return of 6.09% lagged the 17.67% return of its benchmark, the Standard & Poor's 500 Stock Index. The Fund's return included a $0.94 per share gain in net asset value to $18.53 and the reinvestment of $0.13 per share in dividend distributions.

Q. What was the investment environment?

During the past six months, several crosscurrents in the markets posed difficult challenges for a portfolio as disciplined and structured as New England Equity Income Fund.

First, a stronger than expected domestic economy and lower interest rates focused investor attention on stocks that are sensitive to consumer confidence and the general level of business activity, such as retailers, housing-related companies and wireless telecommunications stocks -- groups that offer little in the way of yield support and were generally too richly priced to be considered for the Fund. Second, by late April, renewed concern over the Asian economic crisis caused investors to seek earnings potential in the consumer staple and pharmaceutical stocks. Once again, extreme valuations and low yields eliminated these stocks as candidates for the portfolio.

Panic surrounding the Asian crisis and its potential impact on global commodity prices led many investors to abandon basic industries and other cyclical sectors. Furthermore, with weakened economies, Asian nations needed less oil, reducing demand at a time when the growing supply had forced crude oil prices down sharply.

Q. Given this environment, what was your investment strategy during the period?

Based on past experience, value-based investment disciplines have the most difficulty during the initial stages of an economic slowdown. However, in the current, less secure environment, we expect investors to rethink their current assumptions about how stocks ought to be valued and begin to invest more conservatively.

True to our discipline, we focused on getting the most value, whether by way of earnings, cash flow or assets, for each invested dollar. In addition, our strategy requires that the dividend yield on each holding be greater than the market's average, as measured by the S&P 500. This approach is designed to preserve capital -- historically, dividend yield has acted to cushion price declines, allowing portfolios with higher yields to perform well in down markets.

The Fund does not employ "top down" strategies for selecting stocks; we avoid investment decisions based on forecasts of the Gross Domestic Product, the exchange rate of the Japanese yen, the price of oil or any other macro-economic factors.

YOUR FUND'S 10 LARGEST INVESTMENTS -- 6/30/98

---------------------------------------------------
                                           % of
     Company                             Net Assets
---------------------------------------------------
 1.  Charter One Financial, Inc.            4.13
---------------------------------------------------
 2.  Duke Power Co.                         3.11
---------------------------------------------------
 3.  Philip Morris Cos.                     3.11
---------------------------------------------------
 4.  Masco Corp.                            3.10
---------------------------------------------------
 5.  American General                       3.09
---------------------------------------------------
 6.  Edison International                   3.06
---------------------------------------------------
 7.  Eastman Kodak Co.                      3.06
---------------------------------------------------
 8.  SBC Communications, Inc.               3.05
---------------------------------------------------
 9.  Hartford Financial Services Group      3.02
---------------------------------------------------
10.  Sears, Roebuck & Co.                   3.00
---------------------------------------------------

Portfolio holdings and asset allocation will vary.
---------------------------------------------------

Q. What were the principal factors affecting performance, either positively or negatively?

Heavy concentrations (relative to the S&P 500 Index) in the basic industry and energy sectors, in the face of the Asian economic crisis and declining oil prices, were the two most significant reasons for our underperformance. Our relatively lighter positions in consumer staple and pharmaceutical stocks also held back performance when investors drove prices on these stocks higher for the perceived safety of their relatively predictable earnings.

Our buy discipline, which requires a below market price-to-earnings ratio, kept these sectors from consideration. (A price/earnings ratio is a rule-of-thumb that investors use to help gauge whether a stock's price is high or low in terms of the company's earning power -- the higher the ratio the more expensive the stock.)

Concerns over global economic growth left many of the Fund's cyclical holdings selling at recession-like prices. Finally, falling oil prices dragged down the energy-related holdings in the portfolio.

Q. What is your current outlook?

With a recovery in Asia highly unlikely in the near future, we believe the picture for U.S. corporate earnings has become somewhat cloudy. A prolonged Asian recession could slow the growth of large U.S. multinational corporations and put pressure on companies that derive substantial revenues from exports into the region. The stronger U.S. dollar alone can work to make U.S. products and services more costly and, therefore, less competitive around the globe.

As investors seek to preserve capital in this more challenging environment, earnings, cash flow and assets -- the measures that we use in our stock selection -- will replace growth momentum and brand recognition as primary valuation yardsticks. We believe that New England Equity Income Fund is ideally positioned for this anticipated change in investor sentiment.

At the end of the period, the Fund's portfolio valuations were very conservative by several measures. First, the average price/earnings ratio was 30% below the S&P 500's average. Second, the portfolio's dividend yield was 65% higher than the yield on the Index. In addition, many portfolio stocks were selling at 25% to 50% less than their theoretical break-up value.

Thus, we have positioned the Fund as a possible refuge from the speculative excesses that have dominated the markets for some time, and to be a rewarding vehicle for protecting and growing capital in the months and years to come. Reviewing the portfolio at the end of the period, we feel our holdings offer some resiliency in weak markets and the potential for strong gains when global economic news turns more positive.

Portfolio commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio charges.

--------------------------------------------------------------------------------------------------------
                                          PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------------------------------
Investments as of June 30, 1998
(unaudited)

COMMON STOCK--97.2% OF TOTAL NET ASSETS

          SHARES        DESCRIPTION                                                         VALUE (a)
--------------------------------------------------------------------------------------------------------
                        AEROSPACE--2.5%
           20,400       Rockwell International Corp. ...............................        $   980,475
                                                                                            -----------
                        AGRICULTURAL MACHINERY--2.9%
           21,900       Deere & Co. ................................................          1,157,963
                                                                                            -----------
                        AUTO PARTS--2.8%
           32,400       Genuine Parts Co. ..........................................          1,119,825
                                                                                            -----------
                        AUTOMOTIVE--2.6%
           15,500       General Motors Corp. .......................................          1,035,594
                                                                                            -----------
                        BANKS--10.0%
           18,900       Bank of New York ...........................................          1,146,994
           20,800       BankBoston Corp. ...........................................          1,157,000
           48,310       Charter One Financial, Inc. ................................          1,627,443
                                                                                            -----------
                                                                                              3,931,437
                                                                                            -----------
                        CONGLOMERATES--2.4%
           24,900       Tenneco, Inc. New ..........................................            947,756
                                                                                            -----------
                        CONSTRUCTION MATERIALS--3.1%
           20,200       Masco Corp. ................................................          1,222,100
                                                                                            -----------
                        CONTAINERS & GLASS--2.3%
           17,100       Temple-Inland, Inc. ........................................            921,263
                                                                                            -----------
                        DOMESTIC OIL--5.9%
           36,300       Ultramar Diamond Shamrock ..................................          1,145,719
           34,000       USX-Marathon Group .........................................          1,166,625
                                                                                            -----------
                                                                                              2,312,344
                                                                                            -----------
                        ELECTRIC UTILITIES--6.2%
           20,700       Duke Power Co. .............................................          1,226,475
           40,800       Edison International .......................................          1,206,150
                                                                                            -----------
                                                                                              2,432,625
                                                                                            -----------
                        FINANCIAL SERVICES--3.0%
           14,000       Fleet Financial Group, Inc. ................................          1,169,000
                                                                                            -----------
                        GAS & PIPELINE UTILITIES--2.9%
           30,400       El Paso Natural Gas Co. ....................................          1,162,800
                                                                                            -----------
                        INSURANCE--9.1%
           17,100       American General ...........................................          1,217,306
           10,400       Hartford Financial Services Group ..........................          1,189,500
           12,800       Lincoln National Corp., Inc. ...............................          1,169,600
                                                                                            -----------
                                                                                              3,576,406
                                                                                            -----------
                        INTERNATIONAL OIL--2.8%
           12,700       British Petroleum PLC (ADR) ................................          1,120,775
                                                                                            -----------
                        MISCELLANEOUS--0.1%
            1,000       Hvide Capital Trust ........................................        $    42,375
                                                                                            -----------
                        OIL SERVICES--1.9%
           31,500       Wallace Computer Service ...................................            748,125
                                                                                            -----------
                        PAPER--2.3%
           28,000       Willamette Industries, Inc. ................................            896,000
                                                                                            -----------
                        PAPER & FOREST PRODUCTS--3.2%
           16,400       Georgia Pacific Corp. ......................................            966,575
           12,600       Georgia Pacific Corp. Timber Group .........................            290,587
                                                                                            -----------
                                                                                              1,257,162
                                                                                            -----------
                        PHOTOGRAPHY--3.1%
           16,500       Eastman Kodak Co. ..........................................          1,205,531
                                                                                            -----------
                        REAL ESTATE--4.0%
           29,300       Developers Diversified Realty ..............................          1,148,193
           12,300       Health Care Property Investments, Inc. .....................            443,569
                                                                                            -----------
                                                                                              1,591,762
                                                                                            -----------
                        RETAIL--3.0%
           19,400       Sears, Roebuck & Co. .......................................          1,184,613
                                                                                            -----------
                        STEEL--2.7%
           46,000       Allegheny Teledyne, Inc. ...................................          1,052,250
                                                                                            -----------
                        TELECOMMUNICATION--10.2%
           19,400       GTE Corp. ..................................................          1,079,125
           30,100       SBC Communications, Inc. ...................................          1,204,000
           10,600       Telebras (ADR) .............................................          1,157,387
           12,400       Telefonos de Mexico S.A. de C.V. (ADR) 144A ................            595,975
                                                                                            -----------
                                                                                              4,036,487
                                                                                            -----------
                        TOBACCO--5.6%
           31,100       Philip Morris Cos ..........................................          1,224,562
           41,000       RJR Nabisco Holdings Corp. .................................            973,750
                                                                                            -----------
                                                                                              2,198,312
                                                                                            -----------
                        TRUCKING & FREIGHT FORWARDING--2.6%
           41,000       Teekay Shipping Corp. ......................................          1,027,563
                                                                                            -----------
                        Total Common Stock (Identified Cost $36,753,012) ...........         38,330,543
                                                                                            -----------

SHORT TERM INVESTMENT--2.5%

           FACE
          AMOUNT        DESCRIPTION                                                        VALUE (a)
-------------------------------------------------------------------------------------------------------
         $997,000       Repurchase Agreement with State Street Corp. dated 6/30/98 at 5.000% to be repurchased at $997,138 on 7/01/98,
                          collateralized by $775,000 U.S. Treasury Bond, at 8.125%,
                          due 8/15/19 valued at $1,018,026 .........................         $  997,000
                                                                                            -----------
                        Total Short Term Investment (Identified Cost $997,000) .....            997,000
                                                                                            -----------
                        Total Investments--99.7% (Identified Cost $37,750,012) (b) .         39,327,543
                        Other assets less liabilities ..............................            103,073
                                                                                            -----------
                        Total Net Assets--100% .....................................        $39,430,616
                                                                                            ===========

       (a)  See Note 1a of Notes to Financial Statements.
       (b)  Federal Tax Information:
            At June 30, 1998 the net unrealized appreciation on investments based on cost of $37,750,012 for federal income tax purposes was as follows:

            Aggregate gross unrealized appreciation for all investments in
            which there is an excess of value over tax cost ........................        $ 3,337,440
            Aggregate gross unrealized depreciation for all investments in
            which there is an excess of tax cost over value ........................         (1,759,909)
                                                                                            -----------
            Net unrealized appreciation ............................................        $ 1,577,531
                                                                                            ===========

  ADR/GDR    -- An American Depository Receipt (ADR) or Global Depository
             Receipt (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

     144A -- Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $595,975 or 1.5% of net assets.

                            See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------
                                 STATEMENT OF ASSETS & LIABILITIES
----------------------------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost $37,750,012) ...........                        $39,327,543
  Cash .........................................................                                418
  Receivable for:
    Fund shares sold ...........................................                             43,539
    Dividends and interest .....................................                            108,202
  Prepaid registration expense .................................                             36,582
  Unamortized organization expenses ............................                              8,414
                                                                                        -----------
                                                                                         39,524,698
LIABILITIES
  Payable for:
    Fund shares redeemed .......................................      $27,460
    Withholding taxes ..........................................        1,327
  Accrued expenses:
    Management fees ............................................       37,801
    Deferred trustees' fees ....................................          773
    Accounting and administrative ..............................        1,792
    Other expenses .............................................       24,929
                                                                      -------
                                                                                             94,082
                                                                                        -----------
NET ASSETS .....................................................                        $39,430,616
                                                                                        ===========
  Net Assets consist of:
    Capital paid in ............................................                        $36,708,504
    Undistributed net investment income ........................                                997
    Accumulated net realized gains .............................                          1,143,584
    Unrealized appreciation on investments .....................                          1,577,531
                                                                                        -----------
NET ASSETS .....................................................                        $39,430,616
                                                                                        ===========
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($20,488,389 divided by 1,105,734 shares of beneficial
  interest) ....................................................                             $18.53
                                                                                             ======
Offering price per share (100/94.25 of $18.53) .................                             $19.66*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($16,778,653 divided by 905,476 shares of beneficial
  interest) ....................................................                             $18.53**
                                                                                             ======

Net asset value and offering price of Class C shares
  ($2,163,574 divided by 116,790 shares of beneficial interest)                              $18.53**
                                                                                             ======
 *Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                          See accompanying notes to financial statements.

--------------------------------------------------------------------------------------------------
                                      STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME
  Dividends .....................................................                       $  472,968
  Interest ......................................................                           54,210
                                                                                        ----------
                                                                                           527,178
  Expenses
    Management fees .............................................      $120,795
    Service fees - A ............................................        23,329
    Service and distribution fees - Class B .....................        69,159
    Service and distribution fees - Class C .....................        10,089
    Trustees' fees and expenses .................................         3,279
    Accounting and administrative ...............................         9,996
    Custodian ...................................................        28,485
    Transfer agent ..............................................        53,337
    Audit and tax services ......................................        10,455
    Legal .......................................................         7,374
    Printing ....................................................        14,446
    Registration ................................................        39,726
    Amortization of organization expenses .......................         2,308
    Miscellaneous ...............................................         6,114
  Total expenses ................................................       398,892
  Less expenses waived by the investment adviser and subadviser .       (78,090)           320,802
                                                                       --------       ------------
  Net investment income .........................................                          206,376

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on:
    Investments - net ...........................................       988,812
  Unrealized appreciation on:
    Investments - net ...........................................       434,137
  Net gain on investment transactions ...........................      --------          1,422,949
                                                                                        ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ......................                       $1,629,325
                                                                                        ==========

                          See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------
                                 STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------

(unaudited)

                                                                                         SIX MONTHS
                                                                   YEAR ENDED               ENDED
                                                                   DECEMBER 31,            JUNE 30,
                                                                      1997                  1998
                                                                   -----------           -----------
FROM OPERATIONS
  Net investment income .....................................      $    94,305           $   206,376
  Net realized gain on investments ..........................          326,007               988,812
  Unrealized appreciation on investments ....................          739,065               434,137
                                                                   -----------           -----------
  Increase in net assets from operations ....................        1,159,377             1,629,325
                                                                   -----------           -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A .................................................          (75,660)             (140,506)
    Class B .................................................          (19,575)              (58,182)
    Class C .................................................           (3,144)               (7,898)
  Net realized gain on investments
    Class A .................................................         (157,550)                    0
    Class B .................................................          (31,171)                    0
    Class C .................................................           (5,079)                    0
                                                                   -----------           -----------
                                                                      (292,179)             (206,586)
                                                                   -----------           -----------
  INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
    TRANSACTIONS ............................................       22,171,694            12,355,739
                                                                   -----------           -----------
  Total increase in net assets ..............................       23,038,892            13,778,478

NET ASSETS
  Beginning of the period ...................................        2,613,246            25,652,138
                                                                   -----------           -----------
  End of the period .........................................      $25,652,138           $39,430,616
                                                                   ===========           ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .........................................      $     1,207           $       997
                                                                   ===========           ===========

                          See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
                                                     FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

(unaudited)

                                                                                        CLASS A
                                                          -------------------------------------------------------------------
                                                           THE PERIOD
                                                           NOVEMBER 15,
                                                             1995(a)                  YEAR ENDED                   SIX MONTHS
                                                            THROUGH                   DECEMBER 31,                    ENDED
                                                          DECEMBER 31,         -------------------------            JUNE 30,
                                                             1995               1996               1997               1998
                                                          ------------         ------             ------           ----------
Net Asset Value, Beginning of the Period ................   $12.50             $12.86             $15.15             $17.59
                                                            ------             ------             ------             ------
Income From Investment Operations
Net Investment Income ...................................     0.04               0.31               0.25               0.14
Net Realized and Unrealized Gain on Investments .........     0.36               3.11               3.15               0.93
                                                            ------             ------             ------             ------
Total From Investment Operations ........................     0.40               3.42               3.40               1.07
                                                            ------             ------             ------             ------
Less Distributions
Distributions From Net Investment Income ................    (0.04)             (0.30)             (0.26)             (0.13)
Distributions From Net Realized Capital Gains ...........     0.00              (0.83)             (0.70)              0.00
                                                            ------             ------             ------             ------
Total Distributions .....................................    (0.04)             (1.13)             (0.96)             (0.13)
                                                            ------             ------             ------             ------
Net Asset Value, End of the Period ......................   $12.86             $15.15             $17.59             $18.53
                                                            ======             ======             ======             ======
Total Return (%) (c) ....................................      3.2               26.6               22.6                6.1
Ratio of Operating Expenses to Average Net Assets (%)(d).     1.50(b)            1.50               1.50               1.50(b)
Ratio of Net Investment Income to Average Net Assets(%) .     3.58(b)            2.06               1.76               1.52(b)
Portfolio Turnover Rate (%) .............................        0                 45                 33                 27(b)
Net Assets, End of the Period (000) .....................   $2,064             $2,613            $14,681            $20,488

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A sales charge is not reflected in total return
    calculations. Periods less than one year are not
    annualized.
(d) The ratio of operating expenses to average net
    assets without giving effect to the expense
    limitation described in note 4 would have been(%) ...     5.97(b)            3.67               3.10               1.95(b)

                                        See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
                                              FINANCIAL HIGHLIGHTS -- continued
------------------------------------------------------------------------------------------------------------------------------

(unaudited)


                                                                    CLASS B                                 CLASS C
                                                         -----------------------------------------  -------------------------
                                                          THE PERIOD                            THE PERIOD
                                                         SEPTEMBER 15,                         SEPTEMBER 15,
                                                            1997(a)          SIX MONTHS            1997(a)         SIX MONTHS
                                                            THROUGH            ENDED              THROUGH             ENDED
                                                          DECEMBER 31,        JUNE 30,          DECEMBER 31,         JUNE 30,
                                                             1997               1998               1997               1998
                                                         ------------        ----------        -------------       ----------
Net Asset Value, Beginning of the Period ................   $17.06             $17.59             $17.06             $17.59
                                                            ------             ------             ------             ------
Income From Investment Operations
Net Investment Income ...................................     0.03               0.06               0.03               0.07
Net Realized and Unrealized Gain on Investments .........     0.60               0.95               0.60               0.94
                                                            ------             ------             ------             ------
Total From Investment Operations ........................     0.63               1.01               0.63               1.01
                                                            ------             ------             ------             ------
Less Distributions
Distributions From Net Investment Income ................    (0.04)             (0.07)             (0.04)             (0.07)
Distributions From Net Realized Capital Gains ...........    (0.06)              0.00              (0.06)              0.00
                                                            ------             ------             ------             ------
Total Distributions .....................................    (0.10)             (0.07)             (0.10)             (0.07)
                                                            ------             ------             ------             ------
Net Asset Value, End of the Period ......................   $17.59             $18.53             $17.59             $18.53
                                                            ======             ======             ======             ======
Total Return (%) (c) ....................................      3.7                5.7                3.7                5.7
Ratio of Operating Expenses to Average
  Net Assets (%) (d) ....................................     2.25(b)            2.25(b)            2.25(b)            2.25(b)
Ratio of Net Investment Income to Average
  Net Assets (%) ........................................     1.01(b)            0.77(b)            1.01(b)            0.77(b)
Portfolio Turnover Rate (%) .............................       33                 27(b)              33                 27(b)
Net Assets, End of the Period (000) .....................   $9,375            $16,779             $1,596             $2,164

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected
    in total return calculations. Periods less than one
    year are not annualized.
(d) The ratio of operating expenses to average net
    assets without giving effect to the expense
    limitation described in note 4 would have been(%) ...     3.85(b)            2.70(b)            3.85(b)            2.70(b)

                                        See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1998
(unaudited)


1. The Fund is a Series of New England Funds Trust III, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks current income and capital growth. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

F. ORGANIZATION EXPENSE. Costs incurred in fiscal 1995 in connection with the Fund's organization and registration, amounting to approximately $19,700 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES For the six months ended June 30, 1998 purchases and sales of securities (excluding short-term investments) were $16,661,094 and $4,328,469, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadvisor, Loomis Sayles & Company, L.P. ("Loomis Sayles") for providing subadvisory services to the Fund at the rate of 0.40% of the first $200 million of the average daily net assets of the Fund, 0.325% of the next $300 million of such assets and 0.275% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees earned by NEFM and Loomis Sayles under the management agreement in effect during the six months ended June 30, 1998 are as follows:

FEES EARNED (a)
---------------

$51,772              NEFM
$69,023              Loomis Sayles

(a) Before reduction pursuant to voluntary expense limitations. See note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998 these expenses amounted to $9,996 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $32,948 as compensation for its services in that capacity. For the six months ended June 30 1998, the Fund received $379 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $23,329 in fees under the Class A Plan.

Under the Class B and Class C Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $17,290 and $2,522 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1998, the Fund paid New England Funds $51,869 and $7,567 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1998 amounted to $187,729.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, Nvest, NEFSCO or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $202
Meeting Fee                                            159/meeting
Annual Committee Member Retainer                        30
Annual Committee Chairman Retainer                      20

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Loomis Sayles has voluntarily agreed, until further notice to NEFM, to waive its entire subadvisory fee with respect to the Equity Income Fund. This waiver by Loomis Sayles does not reduce the Fund's expenses. This agreement may be terminated by Loomis Sayles at any time. In addition, under an expense deferral arrangement, which NEFM may terminate at any time, NEFM has agreed to defer its management fee for the Fund and, if necessary, to bear certain expenses associated with the Fund to the extent necessary to limit the Fund's expenses to the annual rate of 1.50% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares, subject to the obligation of the Fund to pay NEFM such deferred fees and expenses in later periods to the extent that the Fund's expenses fall below the annual rate of 1.50% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares; provided, however, that the Fund is not obligated to pay any such deferred fees or expenses more than two years after the end of the fiscal year in which the fee or expense was deferred. As a result of the Fund's expenses exceeding the voluntary expense limitation during the period ended June 30, 1998, NEFM deferred $9,067 of its $51,772 management fees and Loomis Sayles waived their entire management fee of $69,023.

5. CAPITAL SHARES. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                                  YEAR ENDED                     SIX MONTHS ENDED
                                                               DECEMBER 31, 1997                   JUNE 30, 1998
                                                          ---------------------------       -------------------------
CLASS A                                                     SHARES           AMOUNT          SHARES         AMOUNT
-------                                                   ---------       -----------       --------      -----------
Shares sold .............................................   656,587       $11,309,160        430,810      $ 7,971,004
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..................     4,302            73,745          7,139          133,565
  Distributions from net realized gain ..................     9,084           155,582              0                0
                                                          ---------       -----------       --------      -----------
                                                            669,973        11,538,487        437,949        8,104,569
Shares repurchased ......................................    (7,694)         (132,782)      (166,999)      (3,121,924)
                                                          ---------       -----------       --------      -----------
Net increase ............................................   662,279       $11,405,705        270,950      $ 4,982,645
                                                          ---------       -----------       --------      -----------

                                                               FOR THE PERIOD
                                                             SEPTEMBER 15, 1997(a)               SIX MONTHS ENDED
                                                           THROUGH DECEMBER 31, 1997               JUNE 30, 1998
                                                          ---------------------------       -------------------------
CLASS B                                                     SHARES           AMOUNT          SHARES         AMOUNT
-------                                                   ---------       -----------       --------      -----------
Shares sold .............................................   536,588       $ 9,256,725        403,710      $ 7,487,968
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..................       991            17,025          2,824           52,620
  Distributions from net realized gain ..................     1,617            27,782              0                0
                                                          ---------       -----------       --------      -----------
                                                            539,196         9,301,532        406,534        7,540,588
Shares repurchased ......................................    (6,360)         (107,487)       (33,894)        (645,058)
                                                          ---------       -----------       --------      -----------
Net increase ............................................   532,836       $ 9,194,045        372,640      $ 6,895,530
                                                          ---------       -----------       --------      -----------

                                                                FOR THE PERIOD
                                                             SEPTEMBER 15, 1997(a)               SIX MONTHS ENDED
                                                           THROUGH DECEMBER 31, 1997               JUNE 30, 1998
                                                          ---------------------------       -------------------------
CLASS C                                                     SHARES           AMOUNT          SHARES         AMOUNT
-------                                                   ---------       -----------       --------      -----------
Shares sold .............................................    95,043       $ 1,644,267         40,257      $   744,198
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..................       156             2,679            371            6,933
  Distributions from net realized gain ..................       284             4,871              0                0
                                                          ---------       -----------       --------      -----------
                                                             95,483         1,651,817         40,628          751,131
Shares repurchased ......................................    (4,759)          (79,873)       (14,562)        (273,567)
                                                          ---------       -----------       --------      -----------
Net increase ............................................    90,724       $ 1,571,944         26,066      $   477,564
                                                          ---------       -----------       --------      -----------
Increase derived from capital shares
  transactions .......................................... 1,285,839       $22,171,694        669,656      $12,355,739
                                                          =========       ===========        =======      ===========
(a) Commencement of operations.

SUPPLEMENT DATED AUGUST 17, 1998 TO THE NEW ENGLAND STOCK FUNDS CLASS A, B AND
          C SHARES AND CLASS Y SHARES PROSPECTUSES DATED MAY 1, 1998

FOR NEW ENGLAND VALUE FUND AND NEW ENGLAND BALANCED FUND
The following supplements the "Fund Management" section of each Prospectus:

Effective August 1998, Jeffrey Wardlow and Lauriann Kloppenberg have assumed responsibility for the day-to-day management of the Value Fund. Also effective August 1998, Jeffrey Wardlow and Gregg Watkins have assumed responsibility for the day-to-day management of the equity portion of the Balanced Fund and the responsibility for allocating the assets of the Balanced Fund between equity and fixed-income securities. The day-to-day management of the fixed-income portion of the Balanced Fund remains the same. Mr. Wardlow, Vice President of Loomis Sayles, has managed the Loomis Sayles Core Value Fund since its inception in May 1991. Ms. Kloppenberg, Vice President and Director of Equity Research of Loomis Sayles, has been employed by Loomis Sayles for more than five years. Mr. Watkins, Vice President of Loomis Sayles, is also a portfolio manager of the Loomis Sayles Mid-Cap Value Fund and has been employed by Loomis Sayles for more than five years.

FOR NEW ENGLAND GROWTH FUND
Effective September 1, 1998, New England Growth Fund offers Class C shares to the general public in addition to Class A and Class B shares. Therefore, the following tables supplement "Annual fund operating expenses" and "Example" in the "Schedule of Fees" section:

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                 NEW ENGLAND
                                                                 GROWTH FUND
                                                                 -----------
                                                                   CLASS C
                                                                 -----------
Management Fees ................................................    0.67%
12b-1 Fees .....................................................    1.00%*
Other Expenses .................................................    0.20%
Total Fund Operating Expenses ..................................    1.87%
------------
*Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.
                                                    NEW ENGLAND GROWTH FUND
                                                    -----------------------
                                                            CLASS C
                                                    -----------------------
                                                       (1)           (2)
1 year ...........................................     $ 29          $ 19
3 years ..........................................     $ 59          $ 59
5 years ..........................................     $101          $101
10 years .........................................     $219          $219
------------
(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                                  Bullseye Fund
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

                                                              ------------------
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   NEW ENGLAND FUNDS(R)                                          U.S. Postage
Where The Best Minds Meet(R)                                         Paid
                                                                 Brockton, MA
                                                                Permit No. 770
                                                              ------------------


  ---------------------
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